                                                                    Exhibit 99.2

                         SHURGARD STORAGE CENTERS, INC.

                          NOTICE OF GUARANTEED DELIVERY
                          FOR TENDER OF ALL OUTSTANDING

                              7 3/4% NOTES DUE 2011
                                 IN EXCHANGE FOR
                        REGISTERED 7 3/4% NOTES DUE 2011

        This form, or one substantially equivalent hereto, must be used by a holder to accept the Exchange Offer of Shurgard Storage Centers, Inc. (the "Company") and to tender 7 3/4% Notes due 2011 (the "Original Notes") to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" of the Company's prospectus dated ______ __, 2001 and in Instruction 2 to the related letter of transmittal. Any holder who wishes to tender Original Notes pursuant to such guaranteed delivery procedures must ensure that LaSalle Bank, N.A., as exchange agent (the "Exchange Agent"), receives this notice of guaranteed delivery, properly completed and duly executed, prior to the Expiration Date (as defined below) of the Exchange Offer for such series. Capitalized terms used but not defined herein have the meanings ascribed to them in the letter of transmittal.

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______ __, 2001, UNLESS EXTENDED (THE "EXPIRATION DATE"). NOTES TENDERED IN SUCH EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

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                  The Exchange Agent for the Exchange Offer is:

                               LASALLE BANK, N.A.

         BY MAIL (REGISTERED OR CERTIFIED MAIL RECOMMENDED) OR COURIER:

                               LaSalle Bank, N.A.
                            135 South LaSalle Street
                                Chicago, IL 60603

             BY FACSIMILE TRANSMISSION (ELIGIBLE INSTITUTIONS ONLY):

                                 (312) 904-2236
                           Attention: Margaret M. Muir

                              CONFIRM BY TELEPHONE:
                        (312) 904-2000 (Margaret M. Muir)

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        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN

THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS NOTICE OF GUARANTEED DELIVERY SHOULD BE READ CAREFULLY BEFORE THE NOTICE OF GUARANTEED DELIVERY IS COMPLETED.

        This notice of guaranteed delivery is not to be used to guarantee signatures. If a signature on a letter of transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space in the box provided on the letter of transmittal for guarantee of signatures.

        Ladies and Gentlemen:

        The undersigned hereby tenders to the Company, in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the prospectus and the related letter of transmittal, receipt of which is hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in Instruction 2 of the letter of transmittal.

        The undersigned hereby tenders the Original Notes listed below:

   Certificate Number(s) (if
  known) of Original Notes or     Aggregate Principal Amount     Aggregate Principal Amount
   Account Number at the DTC              Represented                     Tendered*
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                            PLEASE SIGN AND COMPLETE

Names of Record Holder(s):                 Signature(s):

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Address:
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                               (Include Zip Code)

Area Code and Telephone Number:
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Dated:                   , 2001
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* Unless otherwise indicated, any tendering holder of Original Notes will be deemed to have tendered the entire aggregate principal amount represented by such Original Notes. All tenders must be in integral multiples of $1,000.

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        THIS NOTICE OF GUARANTEED DELIVERY MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF ORIGINAL NOTES EXACTLY AS THE NAME(S) OF SUCH PERSON(S) APPEAR(S) ON CERTIFICATES FOR ORIGINAL NOTES OR ON A SECURITY POSITION LISTING AS THE OWNER OF ORIGINAL NOTES, OR BY PERSON(S) AUTHORIZED TO BECOME HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST PROVIDE THE FOLLOWING INFORMATION:

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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                                    GUARANTEE

                    (Not to be used for signature guarantee)

        The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, hereby guarantees deposit with the Exchange Agent of the letter of transmittal (or facsimile thereof or agent's message in lieu thereof), together with the Original Notes of the series tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at the DTC described in the prospectus under the caption "The Exchange Offer -- Book-Entry Transfer" and in the letter of transmittal) and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days following the Expiration Date for such series.

Name of Firm:
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                                                    (AUTHORIZED SIGNATURE)

Address:                                        Name:
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                                                Title:
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               (INCLUDE ZIP CODE)                   (PLEASE TYPE OR PRINT)

Area Code and Telephone Number:

                                                 Date:                    , 2001
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        DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ACTUAL SURRENDER OF ORIGINAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                        INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

        1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this notice of guaranteed delivery (or facsimile hereof or an agent's message and notice of guaranteed delivery in lieu hereof) and any other documents required by this notice of guaranteed delivery with respect to the Original Notes must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date of the Exchange Offer. Delivery of such notice of guaranteed delivery may be made by facsimile transmission, mail or hand delivery. THE METHOD OF DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY AND ANY OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the letter of transmittal.

        2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this notice of guaranteed delivery (or facsimile hereof) is signed by the registered holder(s) of the Original Notes referred to herein, the signature(s) must correspond exactly with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever. If this notice of guaranteed delivery (or facsimile hereof) is signed by a participant in the DTC whose name appears on a security position listing as the owner of the Original Notes, the signature must correspond with the name as it appears on the security position listing as the owner of the Original Notes.

        If this notice of guaranteed delivery (or facsimile hereof) is signed by a person other than the registered holder(s) of any Original Notes listed or a participant of the DTC, this notice of guaranteed delivery must be accompanied by appropriate bond powers, signed as the name(s) of the registered holder(s) appear(s) on the Original Notes or signed as the name(s) of the participant appears on the DTC's security position listing.

        If this notice of guaranteed delivery (or facsimile hereof) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit herewith evidence satisfactory to the Exchange Agent of such person's authority to so act.

        3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the prospectus and this notice of guaranteed delivery may be directed to the Exchange Agent at the address set forth on the cover page hereof. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.